                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                           American Balanced Fund(R)

                                   Prospectus



                                 MARCH 1, 1998

AMERICAN BALANCED FUND
One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105
--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                                                                      3
 ................................................................................
Financial Highlights                                                          4
 ................................................................................
Investment Policies and Risks                                                 5
 ................................................................................
Securities and Investment Techniques                                          5
 ................................................................................
Multiple Portfolio Counselor System                                          10
 ................................................................................
Investment Results                                                           11
 ................................................................................
Dividends, Distributions and Taxes                                           12
 ................................................................................
Fund Organization and Management                                             13
 ................................................................................
Shareholder Services                                                         16
--------------------------------------------------------------------------------

The investment objectives of the fund are: (1) conservation of capital,
(2) current income, and (3) long-term growth of capital and income. The fund strives to accomplish these objectives by investing in a broadly diversified portfolio of securities including stocks and bonds. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


11-010-0398

================================================================================
EXPENSES

The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Operating expenses are paid by the fund.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                        5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------

Management fees                                                            0.30%
 ................................................................................
12b-1 expenses                                                             0.25%/1/
 ................................................................................
Other expenses                                                             0.10%
 ................................................................................
Total fund operating expenses                                              0.65%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------

One year                                                                    $ 64
 ................................................................................
Three years                                                                 $ 77
 ................................................................................
Five years                                                                  $ 92
 ................................................................................
Ten years                                                                   $134

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

--------------------------------------------------------------------------------
                                       AMERICAN BALANCED FUND / PROSPECTUS     3
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS

The following information for the seven years ended December 31, 1997 has been audited by Deloitte & Touche llp, independent auditors, and for the three years ended December 31, 1990 by KPMG Peat Marwick, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                YEARS ENDED DECEMBER 31
                                                .......................
                           1997    1996    1995    1994    1993    1992    1991     1990    1989    1988
                        ---------------------------------------------------------------------------------
Net asset value,
beginning of year        $14.55  $14.15  $12.00  $12.57  $12.28  $12.05  $10.32   $11.41  $10.46  $10.13
---------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                      .58     .57     .57     .57     .59     .61     .62      .63     .66     .59
 .........................................................................................................
Net realized gain and
change in unrealized
appreciation on
investments                2.41    1.24    2.61    (.53)    .76     .49    1.86     (.82)   1.54     .68
 .........................................................................................................
Total income (loss)
from investment
operations                 2.99    1.81    3.18     .04    1.35    1.10    2.48     (.19)   2.20    1.27
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from
net investment income      (.56)   (.56)   (.56)   (.56)   (.60)   (.60)   (.62)    (.63)   (.67)   (.62)
 .........................................................................................................
Distributions from
net realized gains        (1.30)   (.85)   (.47)   (.05)   (.46)   (.27)   (.13)    (.27)   (.58)   (.32)
 .........................................................................................................
Total distributions       (1.86)  (1.41)  (1.03)   (.61)  (1.06)   (.87)   (.75)    (.90)  (1.25)   (.94)
 .........................................................................................................
Net asset value,
end of year              $15.68  $14.55  $14.15  $12.00  $12.57  $12.28  $12.05   $10.32  $11.41  $10.46
---------------------------------------------------------------------------------------------------------
Total return/1/          21.04%  13.17%  27.13%    .34%  11.27%   9.48%  24.69%  (1.57)%  21.53%  12.87%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)       $5,036  $3,941  $3,048  $2,082  $1,710  $1,067    $642     $370    $275    $218
 .........................................................................................................
Ratio of expenses
to average net assets      .65%    .67%    .67%    .68%    .71%    .74%    .82%     .84%    .78%    .76%
 .........................................................................................................
Ratio of net
income to average net
assets                    3.74%   4.01%   4.38%   4.76%   4.74%   5.19%   5.56%    5.95%   5.80%   5.54%
 .........................................................................................................
Average
commissions
paid per share/2/         4.57c   5.78c   6.16c   6.25c   6.82c   7.21c   7.45c    7.63c   7.75c   7.51c
 .........................................................................................................
Portfolio turnover rate  44.01%  43.85%  39.03%  32.05%  27.81%  17.00%  24.65%   25.51%  37.31%  41.90%
---------------------------------------------------------------------------------------------------------

/1/ Excludes maximum sales charge of 5.75%.
/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


4   AMERICAN BALANCED FUND / PROSPECTUS

================================================================================
INVESTMENT POLICIES AND RISKS

The fund strives to provide you with conservation of capital, current income and long-term growth of both capital and income. It approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

The fund invests in a broadly diversified portfolio of securities, including common stocks, securities convertible into common stocks, preferred stocks, corporate bonds, U.S. Government securities and real estate investment trusts. The fund may also invest in notes and bonds issued by governments, their agencies or instrumentalities, or corporations in which the principal value and/or interest payments vary with the rate of inflation. Assets may be held in cash or cash equivalents (such as certain short-term securities, including commercial paper). Normally, the fund will maintain at least 50% of the value of its assets in common stocks. Additionally, the fund will maintain at least 25% of the value of its assets in fixed-income securities. These securities will be investment grade, which are rated in the top four quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.


Investment limitations are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVES DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

                                          AMERICAN BALANCED FUND / PROSPECTUS 5

================================================================================


DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest in debt securities rated Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company. These securities are considered "investment grade" but also have speculative characteristics.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis as well as by monitoring broad economic trends and corporate and legislative developments.

OTHER SECURITIES

The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

6 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

PASS-THROUGH SECURITIES

The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages, mortgage-backed securities or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities


                                          AMERICAN BALANCED FUND / PROSPECTUS 7

================================================================================

to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

"Commercial mortgage-backed securities" are backed by commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the bonds' effective maturities.

INVESTING IN VARIOUS COUNTRIES

The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The fund can purchase and sell currencies to facilitate

8 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================

transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the fund may bear certain expenses in connection with currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund also may enter into "roll" transactions which are the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

RESTRICTED SECURITIES AND LIQUIDITY

The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                                          AMERICAN BALANCED FUND / PROSPECTUS 9

================================================================================

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices. Capital Research and Management Company utilizes a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). The primary individual portfolio counselors for the fund are listed below.


================================================================================
                                                           YEARS OF EXPERIENCE
                                                                   AS
                                                               INVESTMENT
                                                              PROFESSIONAL
                                                              (APPROXIMATE)
                                                        .......................
                                           YEARS OF
                                          EXPERIENCE
                                         AS PORTFOLIO
                                          COUNSELOR
                                        (AND RESEARCH   WITH CAPITAL
                                       PROFESSIONAL, IF RESEARCH AND
                                       APPLICABLE) FOR   MANAGEMENT
PORTFOLIO COUNSELORS                       AMERICAN      COMPANY OR
    FOR AMERICAN                        BALANCED FUND       ITS       TOTAL
   BALANCED FUND      PRIMARY TITLE(S)  (APPROXIMATE)    AFFILIATES   YEARS
-------------------------------------------------------------------------------
ROBERT G.             President and    12 years (in      23 years    26 years
O'DONNELL             Director of the  addition to 14
                      fund. Senior     years as a
                      Vice President   research
                      and Director,    professional
                      Capital          prior to
                      Research and     becoming a
                      Management       portfolio
                      Company          counselor for
                                       the fund)*
-------------------------------------------------------------------------------
ABNER D.              Senior Vice      23 years          31 years    46 years
GOLDSTINE             President of
                      the fund.
                      Senior Vice
                      President and
                      Director,
                      Capital
                      Research and
                      Management
                      Company
-------------------------------------------------------------------------------
J. DALE               Vice President   2 years            7 years     9 years
HARVEY                of the fund.
                      Vice President,
                      Capital
                      Research
                      Company+
-------------------------------------------------------------------------------
VICTOR M.             Senior Vice      2 years**         23 years    36 years
PARACHINI             President,
                      Capital
                      Research and
                      Management
                      Company
-------------------------------------------------------------------------------
JOHN H. SMET          Vice President,  less than 1 year  15 years    16 years
                      Capital
                      Research and
                      Management
                      Company
-------------------------------------------------------------------------------
   Capital Research and Management Company has been the fund's investment adviser since July 26, 1975.
+  Company affiliated with Capital Research and Management Company.
*  Prior to July 26, 1975, Mr. O'Donnell was a research professional with
   American Express Investment Management Company, the fund's previous investment adviser.
** Prior to July 26, 1975, Mr. Parachini was a portfolio counselor with
   American Express Investment Management Company, the fund's previous investment adviser.
================================================================================

10 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================
INVESTMENT RESULTS

The fund may compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

 . TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

 . YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

 . DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1997)

AVERAGE
ANNUAL         THE FUND
TOTAL           AT NET      THE FUND AT MAXIMUM  LEHMAN
RETURNS:     ASSET VALUE/1/ SALES CHARGE/1/,/2/  INDEX/3/   S&P 500/4/
--------------------------------------------------------------------------------
One year        21.04%          14.06%            9.65%       33.32%
 ................................................................................
Five years      14.22%          12.87%            7.48%       20.23%
 ................................................................................
Ten years       13.61%          12.94%            9.18%       18.01%
 ................................................................................
Lifetime/5/     13.43%          13.13%            9.81%/6/    15.57%
--------------------------------------------------------------------------------

Yield/1/,/2/: 3.53%
Distribution Rate/2/: 3.12%

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ Lehman Brothers Aggregate Bond Index represents investment grade debt. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ The Standard & Poor's 500 Composite Index represents stocks. This index is unmanaged and does not reflect sales charges, commission or expenses.
/5/ For the period beginning July 26, 1975 (when Capital Research and Management
    Company became the fund's investment adviser).
/6/ Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975.
    For the period between July 31, 1975 and December 31, 1975, Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975 index value.

                                         AMERICAN BALANCED FUND / PROSPECTUS 11

--------------------------------------------------------------------------------
                     AMERICAN BALANCED FUND / PROSPECTUS

[begin bar chart]
Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.

                                        AMERICAN
                                        BALANCED
           Measurement Period           FUND
           -------------------          ----------
           FYE   1988                   12.87
           FYE   1989                   21.53
           FYE   1990                  - 1.57
           FYE   1991                   24.69
           FYE   1992                    9.48
           FYE   1993                   11.27
           FYE   1994                    0.34
           FYE   1995                   27.13
           FYE   1996                   13.17
           FYE   1997                   21.04

[end bar chart]

Past results are not an indication of future results.
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in February, May, August and December. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

================================================================================

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------

FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1932, and reorganized as a Maryland corporation in 1990. All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment

                                         AMERICAN BALANCED FUND / PROSPECTUS 13

================================================================================

adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.42% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher sales loads in lieu of these fees.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.


14 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                                [MAP APPEARS HERE]

    WESTERN SERVICE        WESTERN CENTRAL        EASTERN CENTRAL          EASTERN SERVICE
      CENTER               SERVICE CENTER         SERVICE CENTER           CENTER
    American Funds         American Funds         American Funds           American Funds
    Service Company        Service Company        Service Company          Service Company
    P.O. Box 2205          P.O. Box 659522        P.O. Box 6007            P.O. Box 2280
    Brea, California       San Antonio, Texas     Indianapolis, Indiana    Norfolk, Virginia
    92822-2205             78265-9522             46206-6007               23501-2280
    Fax: 714/671-7080      Fax: 210/530-4050      Fax: 317/735-6620        Fax: 757/670-4773


                                         AMERICAN BALANCED FUND / PROSPECTUS 15

================================================================================

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.

--------------------------------------------------------------------------------

PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

 . Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

 . Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

16 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================

 . Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

 . Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R), by computer using American FundsLine OnLineSM (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

 . Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of 4:00 p.m. Eastern time (the normal close of trading) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

--------------------------------------------------------------------------------
To establish an account                                                     $500
 For a retirement plan account                                              $250
 For a retirement plan account through payroll deduction                    $ 25
To add to an account                                                        $ 50
 For a retirement plan account through payroll deduction                    $ 25

                                         AMERICAN BALANCED FUND / PROSPECTUS 17

================================================================================

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                      SALES CHARGE AS A
                                        PERCENTAGE OF
                                      ..................
                                                                     DEALER
                                                       NET        CONCESSION AS
                                      OFFERING        AMOUNT      % OF OFFERING
INVESTMENT                             PRICE         INVESTED         PRICE
-------------------------------------------------------------------------------
Less than $50,000                         5.75%         6.10%            5.00%
 ..............................................................................
$50,000 but less than $100,000            4.50%         4.71%            3.75%
 ..............................................................................
$100,000 but less than $250,000           3.50%         3.63%            2.75%
 ..............................................................................
$250,000 but less than $500,000           2.50%         2.56%            2.00%
 ..............................................................................
$500,000 but less than $1 million         2.00%         2.04%            1.60%
 ..............................................................................
$1 million or more and certain
other investments described below     see below     see below        see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY THESE ACCOUNTS MADE WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top 100 dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.


18 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

 . Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

 . Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 . Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments and Bond Portfolio for Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

 . Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.


                                         AMERICAN BALANCED FUND / PROSPECTUS 19

================================================================================

SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLineSM (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLineSM, or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.


20 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

--------------------------------------------------------------------------------

OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINESM

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLineSM. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLineSM) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

                                         AMERICAN BALANCED FUND / PROSPECTUS 21

================================================================================

NOTES

22 AMERICAN BALANCED FUND / PROSPECTUS

NOTES



                                         AMERICAN BALANCED FUND / PROSPECTUS 23

================================================================================
  FOR SHAREHOLDER            FOR RETIREMENT PLAN           FOR DEALER
  SERVICES                   SERVICES                      SERVICES

  American Funds             Call your employer or         American Funds
  Service Company            plan administrator            Distributors
  800/421-0180 ext. 1                                      800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION

       American                                   American Funds
       FundsLine(R)                               Internet Web site
       800/325-3590                               http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
================================================================================
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
================================================================================
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary
 Service Company                 of the fund
 800/421-0180 ext. 1             P.O. Box 7650
                                 San Francisco, CA 94120
================================================================================

This prospectus has been printed on recycled paper.

                                          [LOGO OF RECYCLED PAPER APPEARS HERE]

24 AMERICAN BALANCED FUND / PROSPECTUS


THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Patrick F. Quan
Patrick F. Quan
Secretary

                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                           American Balanced Fund(R)

                                   Prospectus



                                 MARCH 1, 1998

AMERICAN BALANCED FUND
One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105
--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                                                                      3
 ................................................................................
Financial Highlights                                                          4
 ................................................................................
Investment Policies and Risks                                                 5
 ................................................................................
Securities and Investment Techniques                                          5
 ................................................................................
Multiple Portfolio Counselor System                                          10
 ................................................................................
Investment Results                                                           11
 ................................................................................
Dividends, Distributions and Taxes                                           12
 ................................................................................
Fund Organization and Management                                             13
 ................................................................................
Shareholder Services                                                         16
--------------------------------------------------------------------------------

The investment objectives of the fund are: (1) conservation of capital,
(2) current income, and (3) long-term growth of capital and income. The fund strives to accomplish these objectives by investing in a broadly diversified portfolio of securities including stocks and bonds. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


11-010-0398

================================================================================
EXPENSES
The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Operating expenses are paid by the fund.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                        5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------

Management fees                                                            0.30%
 ................................................................................
12b-1 expenses                                                             0.25%/1/
 ................................................................................
Other expenses                                                             0.10%
 ................................................................................
Total fund operating expenses                                              0.65%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------

One year                                                                    $ 64
 ................................................................................
Three years                                                                 $ 77
 ................................................................................
Five years                                                                  $ 92
 ................................................................................
Ten years                                                                   $134

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

--------------------------------------------------------------------------------
                                       AMERICAN BALANCED FUND / PROSPECTUS     3
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS

The following information for the seven years ended December 31, 1997 has been audited by Deloitte & Touche llp, independent auditors, and for the three years ended December 31, 1990 by KPMG Peat Marwick, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                YEARS ENDED DECEMBER 31
                                                .......................
                           1997    1996    1995    1994    1993    1992    1991     1990    1989    1988
                        ---------------------------------------------------------------------------------
Net asset value,
beginning of year        $14.55  $14.15  $12.00  $12.57  $12.28  $12.05  $10.32   $11.41  $10.46  $10.13
---------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                      .58     .57     .57     .57     .59     .61     .62      .63     .66     .59
 .........................................................................................................
Net realized gain and
change in unrealized
appreciation on
investments                2.41    1.24    2.61    (.53)    .76     .49    1.86     (.82)   1.54     .68
 .........................................................................................................
Total income (loss)
from investment
operations                 2.99    1.81    3.18     .04    1.35    1.10    2.48     (.19)   2.20    1.27
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from
net investment income      (.56)   (.56)   (.56)   (.56)   (.60)   (.60)   (.62)    (.63)   (.67)   (.62)
 .........................................................................................................
Distributions from
net realized gains        (1.30)   (.85)   (.47)   (.05)   (.46)   (.27)   (.13)    (.27)   (.58)   (.32)
 .........................................................................................................
Total distributions       (1.86)  (1.41)  (1.03)   (.61)  (1.06)   (.87)   (.75)    (.90)  (1.25)   (.94)
 .........................................................................................................
Net asset value,
end of year              $15.68  $14.55  $14.15  $12.00  $12.57  $12.28  $12.05   $10.32  $11.41  $10.46
---------------------------------------------------------------------------------------------------------
Total return/1/          21.04%  13.17%  27.13%    .34%  11.27%   9.48%  24.69%  (1.57)%  21.53%  12.87%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)       $5,036  $3,941  $3,048  $2,082  $1,710  $1,067    $642     $370    $275    $218
 .........................................................................................................
Ratio of expenses
to average net assets      .65%    .67%    .67%    .68%    .71%    .74%    .82%     .84%    .78%    .76%
 .........................................................................................................
Ratio of net
income to average net
assets                    3.74%   4.01%   4.38%   4.76%   4.74%   5.19%   5.56%    5.95%   5.80%   5.54%
 .........................................................................................................
Average
commissions
paid per share/2/         4.57c   5.78c   6.16c   6.25c   6.82c   7.21c   7.45c    7.63c   7.75c   7.51c
 .........................................................................................................
Portfolio turnover rate  44.01%  43.85%  39.03%  32.05%  27.81%  17.00%  24.65%   25.51%  37.31%  41.90%
---------------------------------------------------------------------------------------------------------

/1/ Excludes maximum sales charge of 5.75%.
/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


4   AMERICAN BALANCED FUND / PROSPECTUS

================================================================================
INVESTMENT POLICIES AND RISKS

The fund strives to provide you with conservation of capital, current income and long-term growth of both capital and income. It approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

The fund invests in a broadly diversified portfolio of securities, including common stocks, securities convertible into common stocks, preferred stocks, corporate bonds, U.S. Government securities and real estate investment trusts. The fund may also invest in notes and bonds issued by governments, their agencies or instrumentalities, or corporations in which the principal value and/or interest payments vary with the rate of inflation. Assets may be held in cash or cash equivalents (such as certain short-term securities, including commercial paper). Normally, the fund will maintain at least 50% of the value of its assets in common stocks. Additionally, the fund will maintain at least 25% of the value of its assets in fixed-income securities. These securities will be investment grade, which are rated in the top four quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

Investment limitations are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVES DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

                                          AMERICAN BALANCED FUND / PROSPECTUS 5

================================================================================


DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest in debt securities rated Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company. These securities are considered "investment grade" but also have speculative characteristics.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis as well as by monitoring broad economic trends and corporate and legislative developments.

OTHER SECURITIES

The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

6 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

PASS-THROUGH SECURITIES

The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages, mortgage-backed securities or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities


                                          AMERICAN BALANCED FUND / PROSPECTUS 7

================================================================================

to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

"Commercial mortgage-backed securities" are backed by commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the bonds' effective maturities.

INVESTING IN VARIOUS COUNTRIES

The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The fund can purchase and sell currencies to facilitate

8 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================

transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the fund may bear certain expenses in connection with currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund also may enter into "roll" transactions which are the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

RESTRICTED SECURITIES AND LIQUIDITY

The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                                          AMERICAN BALANCED FUND / PROSPECTUS 9

================================================================================

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices. Capital Research and Management Company utilizes a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). The primary individual portfolio counselors for the fund are listed below.


================================================================================
                                                           YEARS OF EXPERIENCE
                                                                   AS
                                                               INVESTMENT
                                                              PROFESSIONAL
                                                              (APPROXIMATE)
                                                        .......................
                                           YEARS OF
                                          EXPERIENCE
                                         AS PORTFOLIO
                                          COUNSELOR
                                        (AND RESEARCH   WITH CAPITAL
                                       PROFESSIONAL, IF RESEARCH AND
                                       APPLICABLE) FOR   MANAGEMENT
PORTFOLIO COUNSELORS                       AMERICAN      COMPANY OR
    FOR AMERICAN                        BALANCED FUND       ITS       TOTAL
   BALANCED FUND      PRIMARY TITLE(S)  (APPROXIMATE)    AFFILIATES   YEARS
-------------------------------------------------------------------------------
ROBERT G.             President and    12 years (in      23 years    26 years
O'DONNELL             Director of the  addition to 14
                      fund. Senior     years as a
                      Vice President   research
                      and Director,    professional
                      Capital          prior to
                      Research and     becoming a
                      Management       portfolio
                      Company          counselor for
                                       the fund)*
-------------------------------------------------------------------------------
ABNER D.              Senior Vice      23 years          31 years    46 years
GOLDSTINE             President of
                      the fund.
                      Senior Vice
                      President and
                      Director,
                      Capital
                      Research and
                      Management
                      Company
-------------------------------------------------------------------------------
J. DALE               Vice President   2 years            7 years     9 years
HARVEY                of the fund.
                      Vice President,
                      Capital
                      Research
                      Company+
-------------------------------------------------------------------------------
VICTOR M.             Senior Vice      2 years**         23 years    36 years
PARACHINI             President,
                      Capital
                      Research and
                      Management
                      Company
-------------------------------------------------------------------------------
JOHN H. SMET          Vice President,  less than 1 year  15 years    16 years
                      Capital
                      Research and
                      Management
                      Company
-------------------------------------------------------------------------------
   Capital Research and Management Company has been the fund's investment adviser since July 26, 1975.
+  Company affiliated with Capital Research and Management Company.
*  Prior to July 26, 1975, Mr. O'Donnell was a research professional with
   American Express Investment Management Company, the fund's previous investment adviser.
** Prior to July 26, 1975, Mr. Parachini was a portfolio counselor with
   American Express Investment Management Company, the fund's previous investment adviser.
================================================================================

10 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================
INVESTMENT RESULTS
The fund may compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

 . TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

 . YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

 . DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1997)

AVERAGE
ANNUAL         THE FUND
TOTAL           AT NET      THE FUND AT MAXIMUM  LEHMAN
RETURNS:     ASSET VALUE/1/ SALES CHARGE/1/,/2/  INDEX/3/   S&P 500/4/
--------------------------------------------------------------------------------
One year        21.04%          14.06%            9.65%       33.32%
 ................................................................................
Five years      14.22%          12.87%            7.48%       20.23%
 ................................................................................
Ten years       13.61%          12.94%            9.18%       18.01%
 ................................................................................
Lifetime/5/     13.43%          13.13%            9.81%/6/    15.57%
--------------------------------------------------------------------------------

Yield/1/,/2/: 3.53%
Distribution Rate/2/: 3.12%

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ Lehman Brothers Aggregate Bond Index represents investment grade debt. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ The Standard & Poor's 500 Composite Index represents stocks. This index is unmanaged and does not reflect sales charges, commission or expenses.
/5/ For the period beginning July 26, 1975 (when Capital Research and Management
    Company became the fund's investment adviser).
/6/ Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975.
    For the period between July 31, 1975 and December 31, 1975, Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975 index value.

                                         AMERICAN BALANCED FUND / PROSPECTUS 11

--------------------------------------------------------------------------------
                     AMERICAN BALANCED FUND / PROSPECTUS

[begin bar chart]
Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.

                                        AMERICAN
                                        BALANCED
           Measurement Period           FUND
           -------------------          ----------
           FYE   1988                   12.87
           FYE   1989                   21.53
           FYE   1990                  - 1.57
           FYE   1991                   24.69
           FYE   1992                    9.48
           FYE   1993                   11.27
           FYE   1994                    0.34
           FYE   1995                   27.13
           FYE   1996                   13.17
           FYE   1997                   21.04

[end bar chart]

Past results are not an indication of future results.
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in February, May, August and December. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

================================================================================

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------

FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1932, and reorganized as a Maryland corporation in 1990. All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment

                                         AMERICAN BALANCED FUND / PROSPECTUS 13

================================================================================

adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.42% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher sales loads in lieu of these fees.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.


14 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                               [MAP APPEARS HERE]

    WESTERN SERVICE        WESTERN CENTRAL        EASTERN CENTRAL          EASTERN SERVICE
      CENTER               SERVICE CENTER         SERVICE CENTER           CENTER
    American Funds         American Funds         American Funds           American Funds
    Service Company        Service Company        Service Company          Service Company
    P.O. Box 2205          P.O. Box 659522        P.O. Box 6007            P.O. Box 2280
    Brea, California       San Antonio, Texas     Indianapolis, Indiana    Norfolk, Virginia
    92822-2205             78265-9522             46206-6007               23501-2280
    Fax: 714/671-7080      Fax: 210/530-4050      Fax: 317/735-6620        Fax: 757/670-4773



                                         AMERICAN BALANCED FUND / PROSPECTUS 15

================================================================================

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.

--------------------------------------------------------------------------------

PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

 . Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

 . Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

16 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================

 . Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

 . Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R), by computer using American FundsLine OnLineSM (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

 . Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of 4:00 p.m. Eastern time (the normal close of trading) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

--------------------------------------------------------------------------------
To establish an account                                                     $500
 For a retirement plan account                                              $250
 For a retirement plan account through payroll deduction                    $ 25
To add to an account                                                        $ 50
 For a retirement plan account through payroll deduction                    $ 25

                                         AMERICAN BALANCED FUND / PROSPECTUS 17

================================================================================

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                      SALES CHARGE AS A
                                        PERCENTAGE OF
                                      ..................
                                                                     DEALER
                                                       NET        CONCESSION AS
                                      OFFERING        AMOUNT      % OF OFFERING
INVESTMENT                             PRICE         INVESTED         PRICE
-------------------------------------------------------------------------------
Less than $50,000                         5.75%         6.10%            5.00%
 ..............................................................................
$50,000 but less than $100,000            4.50%         4.71%            3.75%
 ..............................................................................
$100,000 but less than $250,000           3.50%         3.63%            2.75%
 ..............................................................................
$250,000 but less than $500,000           2.50%         2.56%            2.00%
 ..............................................................................
$500,000 but less than $1 million         2.00%         2.04%            1.60%
 ..............................................................................
$1 million or more and certain
other investments described below     see below     see below        see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY THESE ACCOUNTS MADE WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top 100 dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.


18 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

 . Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

 . Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 . Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments and Bond Portfolio for Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

 . Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.


                                         AMERICAN BALANCED FUND / PROSPECTUS 19

================================================================================

SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLineSM (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLineSM, or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.


20 AMERICAN BALANCED FUND / PROSPECTUS

================================================================================

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

--------------------------------------------------------------------------------

OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINESM

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLineSM. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLineSM) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

                                         AMERICAN BALANCED FUND / PROSPECTUS 21

================================================================================

NOTES

22 AMERICAN BALANCED FUND / PROSPECTUS

NOTES



                                         AMERICAN BALANCED FUND / PROSPECTUS 23

================================================================================
  FOR SHAREHOLDER            FOR RETIREMENT PLAN           FOR DEALER
  SERVICES                   SERVICES                      SERVICES

  American Funds             Call your employer or         American Funds
  Service Company            plan administrator            Distributors
  800/421-0180 ext. 1                                      800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION

       American                                   American Funds
       FundsLine(R)                               Internet Web site
       800/325-3590                               http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
================================================================================
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
================================================================================
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary
 Service Company                 of the fund
 800/421-0180 ext. 1             P.O. Box 7650
                                 San Francisco, CA 94120
================================================================================

This prospectus has been printed on recycled paper.

                                          [LOGO OF RECYCLED PAPER APPEARS HERE]

24 AMERICAN BALANCED FUND / PROSPECTUS

                          AMERICAN BALANCED FUND, INC.

                                    Part B
                     Statement of Additional Information
                               MARCH 1, 1998

 This document is not a prospectus but should be read in conjunction with the current Prospectus of American Balanced Fund, Inc. (the fund or AMBAL) dated March 1, 1998. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

American Balanced Fund, Inc.
Attention:  Secretary
One Market, Steuart Tower
P.O. Box 7650
San Francisco, CA  94120
Telephone:  (415) 421-9360

 Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                                Table of Contents
             Item                                               Page No.
             DESCRIPTION OF CERTAIN SECURITIES                    1
             FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS     5
             FUND OFFICERS AND DIRECTORS                          7
             MANAGEMENT                                          12
             DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES          14
             PURCHASE OF SHARES                                  17
             REDEEMING SHARES                                    23
             SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES         24
             EXECUTION OF PORTFOLIO TRANSACTIONS                 26
             GENERAL INFORMATION                                 27
             INVESTMENT RESULTS                                  28
             FINANCIAL STATEMENTS                          ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES

 The descriptions below are intended to supplement the material in the prospectus under "Investment Policies and Risks."

 BOND RATINGS - The fund may invest in debt securities which are rated in the top four quality categories by any national rating service (or unrated but determined to be of equivalent quality by Capital Research and Management Company) including bonds rated at least BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc. (see below). Although the fund is not normally required to dispose of a security in the event that its rating is reduced below the current minimum rating required for its purchase (or it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities (also known as "high-yield, high-risk securities"), the fund will dispose of the excess as expeditiously as possible.

 Standard & Poor's Corporation: "AAA", "AA", "A" and "BBB" are the four highest bond rating categories, and are described as follows:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

 "Debt rated 'BBB' is regarded as having capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and pay principal than for debt in higher rated categories."

 Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

 Moody's Investors Service, Inc.: "Aaa", "Aa", "A" and "Baa" are the four highest bond rating categories, and are described as follows:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds rated Baa are judged to be of medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category.

 CASH AND CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) , (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, at the time of purchase, or that may be redeemed, in one year or less.

 FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When a fund purchases such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 The fund also may enter into "roll" transactions, which consist of the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

 WARRANTS AND RIGHTS - The fund may acquire warrants, which are issued as a unit together with a bond or preferred stock. Warrants generally entitle the holder to buy common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. The fund may also acquire rights, which are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price. Rights generally expire in less than four weeks.

 INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, or corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

 Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.

 PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. Under normal circumstances, it is anticipated that portfolio turnover for common stocks in the fund's portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed 100% on an annual basis.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting or the vote of more than 50% of the outstanding voting securities, whichever is less.) Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated.

 1. To invest in a diversified list of securities, including common stocks, preferred stocks, and bonds, to the extent considered advisable by management.

 2. To allocate its investments among different industries as well as among individual companies. The amount invested in an industry will vary from time to time in accordance with the judgment of management, but 25% or more of the value of the fund's total assets shall not be invested in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

 3. Not to invest in companies for the purpose of exercising control or management.

 4. Not to invest more than 5% of the value of its total assets in the securities of any one issuer (except the U.S. Government).

 5. Not to acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

 6. Not to borrow more than 5% of the gross assets of the fund taken at cost or at value, whichever is lower, and to borrow only from banks and as a temporary measure for extraordinary or emergency purposes. The fund shall not mortgage, pledge, hypothecate, or in any other manner transfer as security for any indebtedness, any of its assets.

 7. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security. The fund may invest not more than 10% of its net assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

 8. Not to purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

 9. Not to engage in the purchase or sale of real estate. Investments in real estate investment trusts which may invest only in mortgages or other security interests are not deemed purchases of real estate.

 10. Not to purchase or sell commodities or commodity contracts.

 11. Not to participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

 12. Not to make loans of money or securities to any person or firm; provided, however, that the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

 13. Not to effect short sales of securities.

 14. Not to purchase from or sell securities to the Investment Adviser or the Principal Underwriter or their officers or directors, the fund's officers or directors, and any companies of which they are affiliates, except in connection with (i) an exercise of rights concerning securities owned by the fund, (ii) the reorganization, recapitalization, consolidation or merger of a company whose securities are owned by the fund, (iii) a transaction in fund shares, or
(iv) a permitted transaction with other investment companies advised by the Investment Adviser.

 15. Not to knowingly invest in securities of other managed investment companies, or, in any event, invest in securities of managed registered investment companies, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the fund's shareholders.

 16. Not to invest more than 75% of the value of the fund's net assets in common stocks, such percentage including the value of that portion of convertible securities attributable to the conversion feature.

 17. Not to purchase or retain the securities issued by a corporation any of whose officers, directors or shareholders is an officer or director of the fund or the Investment Adviser if, after such purchase, one or more of such officers and directors owning beneficially more than 1/2 of 1% of the securities of such corporation together own beneficially more than 5% of such securities.

 18. Not to write, purchase or sell options.

 For purposes of Investment Restriction #7, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's Board of Directors. Notwithstanding Investment Restriction #15, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

                          FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

NAME,     POSITION     PRINCIPAL OCCUPATION(S)          AGGREGATE             TOTAL COMPENSATION       TOTAL
ADDRESS   WITH         DURING PAST 5 YEARS (POSITIONS   COMPENSATION          (INCLUDING VOLUNTARILY   NUMBER
AND AGE   REGISTRANT   WITHIN THE ORGANIZATIONS         (INCLUDING            DEFERRED COMPENSATION)   OF FUND
                       LISTED MAY HAVE CHANGED DURING   VOLUNTARILY DEFERRED  FROM ALL FUNDS MANAGED   BOARDS ON
                       THIS PERIOD)                     COMPENSATION/1/)      BY CAPITAL RESEARCH AND  WHICH
                                                        FROM THE              MANAGEMENT               DIRECTOR
                                                        FUND DURING FISCAL    COMPANY/2/ FOR THE YEAR  SERVES/3/
                                                        YEAR ENDED 12/31/97   ENDED 12/31/97

Robert A. Fox              Director     President and Chief Executive     $11,600/4/         $89,050/4/            6
P.O. Box 457                            Officer, Foster Farms
1000 Davis Street
Livingston, CA 95334
Age:  60

Roberta L. Hazard          Director     Consultant; Rear Admiral, United   $11,566            $50,000               4
1419 Audmar Drive                       States Navy (Retired).
McLean, VA 22101
Age:  63

Leonade D. Jones           Director     Former Treasurer, The              $11,300/4/         $82,000/4/            6
1536 Los Montes Drive                   Washington Post Company.
Burlingame, CA 94010
Age:  50

John G. McDonald           Director     The IBJ Professor of Finance,      $15,083/4/         $162,400/4/           8
Graduate School of Business             Graduate School of Business,
Stanford University                     Stanford University.
Stanford, CA 94305
Age:  60

+Robert G. O'Donnell       President    Senior Vice President and          None/5/            None/5/               1
P.O. Box 7650              and          Director, Capital Research and
San Francisco, CA 94120    Director     Management Company
Age:  53

+James W. Ratzlaff         Director     Senior Partner, The Capital Group  None/5/            None/5/               8
333 South Hope Street                   Partners L.P.
Los Angeles, CA 90071
Age:  61

Henry E. Riggs             Director     President, Keck Graduate Institute  $14,883/4/         $90,350/4/            4
1263 North Dartmouth                    of Applied Life Sciences; former,
Claremont, CA  91711                    President and Professor of
Age:  63                                Engineering, Harvey Mudd
                                        College.

+Walter P. Stern           Chairman     Chairman, Capital Group              None/5/            None/5/               5
630 Fifth Avenue           of the       International, Inc.; Vice Chairman,

New York, NY 10111         Board        Capital Research International;
Age:  69                                Chairman, Capital International,
                                        Inc.; Director, Temple-Inland Inc.
                                        (forest products).

Patricia K. Woolf          Director     Private investor; Lecturer,           $14,883            $91,450               6
506 Quaker Road                         Department of Molecular Biology,
Princeton, NJ 08540                     Princeton University.
Age:  63


+ Directors who are considered "interested persons" of the fund as defined in the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent of the Investment Adviser, The Capital Group Companies, Inc..

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Since the deferred compensation plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 1997 for participating Directors are as follows:
Robert A. Fox ($104,294), Leonade D. Jones ($39,310), John G. McDonald ($51,763) and Henry E. Riggs ($62,409). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/5/ Robert G. O'Donnell, James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                    OFFICERS

NAME AND ADDRESS           AGE     POSITION(S) HELD   PRINCIPAL OCCUPATION(S) DURING
                                   WITH REGISTRANT   PAST 5 YEARS (POSITIONS WITHIN THE
                                                    ORGANIZATIONS LISTED MAY HAVE
                                                    CHANGED DURING THIS PERIOD)

Walter P. Stern
(see above)

Robert G. O'Donnell
(see above)

Abner D. Goldstine         68      Senior Vice      Senior Vice President and Director, Capital
11100 Santa Monica Blvd.            President        Research and Management Company
Los Angeles, CA 90025

Paul G. Haaga, Jr.         49      Senior Vice      Executive Vice President and Director,
333 South Hope Street              President        Capital Research and Management
Los Angeles, CA 90071                               Company; Director, American Funds
                                                    Service Company; Director, American
                                                    Funds Distributors, Inc.

J. Dale Harvey             32      Vice President   Vice President, Capital Research
333 South Hope Street                               Company
Los Angeles, CA 90071

Eric S. Richter            37      Vice President   Vice President, Investment Management
3000 K Street, N.W., Suite 230                      Group, Capital Research and Management
Washington, D.C. 20007                              Company

Patrick F. Quan            39      Secretary        Vice President, Fund Business
P.O. Box 7650                                       Management Group, Capital Research and
San Francisco, CA 94120                             Management Company

Mary C. Hall               40      Treasurer        Senior Vice President - Fund Business
135 South State College Blvd.                       Management Group, Capital Research and
Brea, CA 92821                                      Management Company

R. Marcia Gould            43      Assistant        Vice President, Fund Business
135 South State College Blvd.      Treasurer        Management Group, Capital Research and
Brea, CA 92821                                      Management Company



 All of the directors and officers, except for Messrs. Harvey and Richter, are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $5,500 per annum to directors who are not affiliated with the Investment Adviser, plus $700 for each Board of Directors meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of December 31, 1997 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

 INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for managing more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated July 1, 1993, and approved by the shareholders on June 22, 1993, was amended by the Board of Directors effective on November 1, 1997. Its renewal was approved by the unanimous vote of the Board of Directors of the fund on December 12, 1997. The Agreement shall be in effect until the close of business on December 31, 1998 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in said Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

 The Investment Adviser receives a management fee at the annual rate of 0.42% on the first $500 million of the fund's average net assets, 0.324% of such assets over $500 million to $1 billion, 0.30% of such assets over $1 billion to $1.5 billion, 0.282% of such assets over $1.5 billion to $2.5 billion, 0.27% of such assets over $2.5 billion to $4 billion, 0.262% of such assets over $4 billion to $6.5 billion, 0.255% of such assets over $6.5 billion to $10.5 billion, and 0.25% of such assets over $10.5 billion.

 The Agreement provides for an advisory fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the average net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 During the years ended December 31, 1997, 1996 and 1995, the Investment Adviser received from the fund advisory fees of $13,618,000, $10,835,000 and $8,091,000, respectively.

 PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (described below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the year ended December 31, 1997 amounted to $2,659,000 after allowance of $13,062,000 to dealers. During the years ended December 31, 1996 and 1995 the Principal Underwriter retained $2,545,000 and $1,918,000, after allowance of $12,512,000 and $9,904,000 to dealers, respectively.

 As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees). During the year ended December 31, 1997, the fund paid or accrued $11,437,000 for compensation to dealers under the Plan.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank may no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements, and has elected the tax status, of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent that the fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are re-acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Not more than 50% of the total assets of the fund is expected to consist of securities of foreign issuers. Therefore, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders and, to the extent the fund does pay foreign withholding or other foreign taxes on investments in foreign securities, shareholders will not be able to deduct their pro rata shares of such taxes in computing their taxable income and will not be able to take their shares of such taxes as a credit against their U.S. income taxes.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than 18 months is 20%, and on assets held more than one year and not more than 18 months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an Individual Retirement Account ("IRA") each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT                ADDITIONAL INVESTMENTS

                 See "Investment Minimums and      $50 minimum (except where a lower
                 Fund Numbers" for initial         minimum is noted under "Investment
                 investment minimums.              Minimums and Fund Numbers").

By contacting    Visit any investment dealer who   Mail directly to your investment
your             is registered in the state where  dealer's address printed on your
investment       the purchase is made and who      account statement.
dealer           has a sales agreement with
                 American Funds Distributors.

By mail          Make your check payable to the    Fill out the account additions form at the
                 fund and mail to the address      bottom of a recent account statement, make
                 indicated on the account          your check payable to the fund, write your
                 application.  Please indicate an  account number on your check, and mail investment dealer on the account  the check and form in the envelope
                 application.                      provided with your account statement.

By telephone     Please contact your investment    Complete the "Investments by Phone"
                 dealer to open account, then      section on the account application or
                 follow the procedures for         American FundsLink Authorization Form.
                 additional investments.           Once you establish the privilege, you, your
                                                   financial advisor or any person with your
                                                   account information can call American
                                                   FundsLine(R) and make investments by
                                                   telephone (subject to conditions noted in
                                                   "Telephone and Computer Purchases, Sales and
                                                   Exchanges" in the prospectus).

By computer      Please contact your investment    Complete the American FundsLink Authorization
                 dealer to open account, then      Form.  Once you establish the privilege, you,
                 follow the procedures for         your financial advisor or any person with your
                 additional investments.           account information may access American
                                                   FundsLine OnLine(SM) on the Internet and make
                                                   investments by computer (subject to conditions
                                                   noted in "Telephone and Computer Purchases,
                                                   Redemptions and Exchanges" below).

By wire          Call 800/421-0180 to obtain       Your bank should wire your additional
                 your account number(s), if        investments in the same manner as
                 necessary.  Please indicate an    described under "Initial Investment."
                 investment dealer on the
                 account.  Instruct your bank to
                 wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the account of:
                 American Funds Service
                 Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income Fund(SM)     1,000                   33

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond Fund(R)  1,000                   40

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of America(SM)        1,000                   23

Limited Term Tax-Exempt Bond Fund of America(SM)    1,000            43

The Tax-Exempt Bond Fund of America(R)       1,000                   19

The Tax-Exempt Fund of California(R)*        1,000                   20

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of America(R)      2,500                   09

The Tax-Exempt Money Fund of America(SM)     2,500                   39

The U.S. Treasury Money Fund of America(SM)  2,500                   49

___________
*Available only in certain states.


--
 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

 DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than $100,000   4.71             4.50             3.75

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than $50,000    4.71             4.50             3.75

$50,000 but less than $100,000   4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000   3.63             3.50             2.75

$250,000 but less than $500,000   2.56             2.50             2.00

$500,000 but less than $1,000,000   2.04             2.00             1.60

$1,000,000 or more               none             none             (see below)



 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

 American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

 NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by the Investment Adviser, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans, foundations, and endowments with retirement plan assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

 STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company (the "Transfer Agent"). All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at 4:00 p.m., New York time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 All portfolio securities of funds managed by the Investment Adviser (other than money market funds) are valued, and the net asset value per share is determined, as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board; The fair value of all other assets is added to the value of securities at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

                                REDEEMING SHARES

By writing to American Funds     Send a letter of instruction specifying the name of the fund, the
Service Company (at the          number of shares or dollar amount to be sold, your name and
appropriate address indicated    account number.  You should also enclose any share certificates
under "Principal Underwriter     you wish to redeem.  For redemptions over $50,000 and for
and Transfer Agent" in the       certain redemptions of $50,000 or less (see below), your signature
prospectus)                      must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc. that is an eligible guarantor institution, bank, savings association, or credit union.  You should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.  Notarization by a Notary Public is not an acceptable signature guarantee.

By contacting your investment    If you redeem shares through your investment dealer, you may be
dealer                           charged for this service.  SHARES HELD FOR YOU IN YOUR INVESTMENT
                                 DEALER'S STREET NAME MUST BE REDEEMED THROUGH THE DEALER.

You may have a redemption        You may use this option, provided the account is registered in the
check sent to you by using       name of an individual(s), a UGMA/UTMA custodian, or a non-retirement
American FundsLine(R) or         plan trust.  These redemptions may not exceed $50,000
American FundsLine               per shareholder each day and the check must be made payable to
OnLine(SM) or by telephoning,    the shareholder(s) of record and be sent to the address of record
faxing, or telegraphing          provided the address has been used with the account for at least 10
American Funds Service           days.  See "Principal Underwriter and Transfer Agent" in the
Company (subject to              prospectus and "Exchange Privilege" below for
the conditions noted in this     the appropriate telephone or fax number.
section and in "Telephone
and Computer Purchases,
Sales and Exchanges" in the
prospectus)

In the case of the money         Upon request (use the account application for the money market
market funds, you may have       funds) you may establish telephone redemption privileges (which
redemptions wired to your        will enable you to have a redemption sent to your bank account)
bank by telephoning American     and/or check writing privileges.  If you request check writing
Funds Service Company            privileges, you will be provided with checks that you may use to
($1,000 or more) or by writing   draw against your account.  These checks may be made payable to
a check ($250 or more)           anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.



 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

 CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

 REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

 AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

 AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

 CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

 EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine OnLine(SM) (see "American FundsLine(R) and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

 AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

 AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

 ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

 AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine OnLine(SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges -- Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

 TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(R)) or computer (including American FundsLine OnLine(SM)), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

 The fund is required to disclose information regarding investments in the securities of broker-dealers which have certain relationships with the fund. During the last fiscal year, J.P. Morgan Securities Inc. was among the top 10 dealers that acted as principals in portfolio transactions. The fund held equity securities of J.P. Morgan Securities Inc. in the amount of $9,030,000 as of the close of its most recent fiscal year.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, during the years ended December 31, 1997, 1996 and 1995 amounted to $2,239,000, $3,205,000 and $2,653,000, respectively.

                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

 TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $2,842,000 for the fiscal year ended December 31, 1997.

 INDEPENDENT AUDITORS - Deloitte & Touche LLP located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparing tax returns and reviewing certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

 REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

 REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

 PERSONAL INVESTING POLICY - The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE,
REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE--DECEMBER 31, 1997

Net asset value and redemption price per share                    $15.68
  (Net assets divided by shares outstanding)

Maximum offering price per share                                  $16.64
  (100/94.25 of net asset value per share which takes into
  account the fund's current maximum sales charge.)


                               INVESTMENT RESULTS

 The fund's yield is 3.53% based on a 30-day (or one month) period ended December 31, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

   YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.
       b  = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d  = the maximum offering price per share on the last day of the period.

  The fund's average annual total returns for the one, five and ten-year periods ended on December 31, 1997 were +14.06%, +12.87% and +12.94%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Aggregate Bond Index and the Salomon Brothers High-Grade Corporate Bond Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Services, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for AMBAL set forth below were calculated as described above. Data contained in Salomon's Market Performance and Lehman Brothers' The Bond Market Report are used to calculate cumulative total return from their base period (12/31/68 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

                      AMBAL vs. Various Unmanaged Indices

10-Year        AMBAL      DJIA/1/    S&P 500/2/   Lehman       Lehman       Salomon      Average
Period                                            Brothers     Brothers     High-        Savings
1/1 - 12/31                                       Corporate/3/ Aggregate/4/ Grade/5/     Account/6/



1988 - 1997    +238%      +452%      +424%        +158%        +141%        +180%        +55%

1987 - 1996    +190       +366       +314         +140         +125         +147         +57

1986 - 1995    +200       +360       +299         +171         +151         +192         +62

1985 - 1994    +205       +349       +282         +175         +158         +199         +69

1984 - 1993    +232       +333       +301         +233         +207         +271         +81

1983 - 1992    +246       +367       +346         +225         +203         +248         +92

1982 - 1991    +309       +452       +404         +316         +274         +353         +105

1981 - 1990    +243       +328       +267         +261         +242         +274         +116

1980 - 1989    +298       +426       +402         +236         +223         +240         +121

1979 - 1988    +252       +340       +352         +189         +187         +180         +122

1978 - 1987    +232       +289       +313         +165         +170         +153         +124

1977 - 1986    +221       +221       +264         +167         +171         +158         +125

1976 - 1985    +246       +211       +281         +173         +171         +155         +123

1975#-1984     +275       +143       +198         +134         N/A          +108         +113


________________
# Since July 26, 1975, the period in which Capital Research and Management Company has been the fund's adviser.
/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lehman Brothers Corporate Bond Index is comprised of all public, fixed rate, non-convertible investment grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service, BBB by Standard & Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index.

/5/ The Salomon Brothers High-Grade Corporate Bond Index is comprised of a sample of high-grade corporate bonds which have a rating of AAA or AA by Standard & Poor's Corporation.

/6/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

If you are considering the fund for an
Individual Retirement Account. . .
Here's how much you would have if you had invested $2,000 on January 1 of each year in AMBAL over the past 5 and 10 years:

5 years                                10 years
(1/1/93-12/31/97)                      (1/1/88-12/31/97)
$15,104                                $41,777
SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM



If you had                                        . . . and had taken
invested $10,000                                  all dividends and
in AMBAL this many                                capital gain
years ago                                         distributions
                                                  in shares, your
                                                  investment would
                                                  have been worth
                                                  this much at
                                                  12/31/97

|                                                 |

Number                             Periods        Value
of Years                         1/1 - 12/31

1                                     1997
                                                  $11,406

2                                1996-1997
                                                  12,912

3                                1995-1997
                                                  16,414

4                                1994-1997
                                                  16,463

5                                1993-1997
                                                  18,322

6                                1992-1997
                                                  20,053

7                                1991-1997
                                                  25,013

8                                1990-1997
                                                  24,613

9                                1989-1997
                                                  29,918

10                               1988-1997
                                                  33,769

11                               1987-1997
                                                  35,135

12                               1986-1997
                                                  41,062

13                               1985-1997
                                                  53,032

14                               1984-1997
                                                  57,956

15                               1983-1997
                                                  67,347

16                               1982-1997
                                                  87,126

17                               1981-1997
                                                  90,936

18                               1980-1997
                                                  103,951

19                               1979-1997
                                                  111,900

20                               1978-1997
                                                  118,805

21                               1977-1997
                                                  119,681

22                               1976-1997
                                                  150,701

23                               1975#-1997
                                                  159,131


__________________
# Since July 26, 1975, the period in which Capital Research and Management Company has been the fund's adviser.

 Illustration of a $10,000 investment in AMBAL with dividends reinvested and capital gain distributions taken in shares
(for the period under CRMC management:  July 26, 1975 - December 31, 1997)

                                COST OF SHARES                                                                            VALUE OF
SHARES

Year           Annual         Dividends     Total          From Initial   From           From          Total
Ended          Dividends      (cumulative)   Investment     Investment     Capital Gains   Dividends     Value
Dec. 31                                     Cost                          Reinvested     Reinvested



1975#          $  305         $   305       $10,305        $ 9,629        -              $   319       $ 9,948

1976           594            899           10,899         11,513         -              1,020         12,533

1977           656            1,555         11,555         10,990         -              1,630         12,620

1978           709            2,264         12,264         11,059         -              2,345         13,404

1979           801            3,065         13,065         11,252         -              3,175         14,427

1980           1,050          4,115         14,115         12,008         -              4,490         16,498

1981           1,303          5,418         15,418         11,609         -              5,615         17,224

1982           1,474          6,892         16,892         13,865         -              8,415         22,280

1983           1,724          8,616         18,616         15,007         -              10,862        25,869

1984           1,852          10,468        20,468         13,838         $2,484         11,969        28,291

1985           1,912          12,380        22,380         16,025         4,520          15,982        36,527

1986           2,202          14,582        24,582         14,897         10,863         16,930        42,690

1987           2,710          17,292        27,292         13,934         12,167         18,305        44,406

1988           2,780          20,072        30,072         14,388         14,035         21,700        50,123

1989           3,284          23,356        33,356         15,695         18,227         26,993        60,915

1990           3,457          26,813        36,813         14,195         17,968         27,796        59,959

1991           3,684          30,497        40,497         16,575         21,807         36,383        74,765

1992           3,816          34,313        44,313         16,891         23,986         40,976        81,853

1993           4,072          38,385        48,385         17,290         27,761         46,029        91,080

1994           4,131          42,516        52,516         16,506         26,866         48,014        91,386

1995           4,335          46,851        56,851         19,464         35,427         61,288        116,179

1996           4,684          51,535        61,535         20,014         43,703         67,758        131,475

1997           5,167          56,702        66,702         21,568         59,333         78,230        159,131


The dollar amount of capital gain distributions during the period was $47,432.

# Since July 26, 1975, the period in which Capital Research and Management Company has been the Fund's adviser.

 EXPERIENCE OF INVESTMENT ADVISER - The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than their comparable Lipper indexes in 124 of 133 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of the Investment Adviser.

American Balanced Fund
Investment Portfolio  December 31,1997
----------------------------------------------                      ----------- ----------- --------
                                                                        Percent
                                                                             Of
TEN LARGEST EQUITY HOLDINGS                                          Net Assets
Ameritech                                                                  1.44%
General Re                                                                  1.41
Aluminum Co. of America                                                     1.36
Warner-Lambert                                                              1.23
Georgia-Pacific                                                             1.20
Atlantic Richfield                                                          1.19
Amoco                                                                       1.18
Electronic Data Systems                                                     1.18
Genuine Parts                                                               1.17
Ford Motor                                                                  1.09


INVESTMENT MIX BY SECURITY TYPE
----------------------------------------------
Common Stocks                                                             57.00%
Goverment Bonds                                                           18.00%
Corporate Bonds                                                           12.00%
Convertible Debentures and Preferred Stock                                 1.00%
Cash and Equivalents                                                      12.00%

                                                                                    Market   Percent
                                                                      Number of      Value    of Net
COMMON STOCKS                                                            Shares      (000)    Assets
----------------------------------------------                      ----------- ----------- --------
ENERGY
Energy Sources- 6.68%
Amoco Corp.                                                             700,000    $59,588     1.18%
Atlantic Richfield Co.                                                  750,000     60,094      1.19
Kerr-McGee Corp.                                                        500,000     31,656       .62
Murphy Oil Corp.                                                        889,700     48,211       .96
Pennzoil Co.                                                            410,500     27,426       .54
Phillips Petroleum Co.                                                1,000,000     48,625       .97
Royal Dutch Petroleum Co. (New York Registered Shares)                  560,000     30,345       .60
Texaco Inc.                                                             700,000     38,063       .76
Ultramar Diamond Shamrock Corp.                                       1,650,000     52,594      1.04


Utilities: Electric & Gas - 3.83%
Baltimore Gas and Electric Co.                                        1,000,000     34,062       .68
Consolidated Edison, Inc.                                               500,000     20,500       .41
Duke Energy Corp.                                                       600,000     33,225       .66
Florida Progress Corp.                                                  238,000      9,341       .19
FPL Group, Inc.                                                         500,000     29,594       .59
Long Island Lighting Co.                                                825,000     24,853       .49
PP & L Resources, Inc.                                                  800,000     19,150       .38
Southern Electric PLC                                                   750,000      6,308
Southern Electric PLC (American Depositary Receipts)                  1,750,000     14,939       .43

                                                                                ----------------------
                                                                                   588,574     11.69
                                                                                ----------- --------
MATERIALS
Chemicals - 3.51%
Air Products and Chemicals, Inc.                                        275,000     22,619       .45
Dow Chemical Co.                                                        500,000     50,750      1.01
E.I. du Pont de Nemours and Co.                                         600,000     36,038       .72
Lyondell Petrochemical Co.                                              176,500      4,677       .09
Millennium Chemicals Inc.                                             1,500,000     35,344       .70
Praxair, Inc.                                                           600,000     27,000       .54


Forest Products & Paper - 3.76%
Bowater Inc.                                                            400,000     17,775       .35
Georgia-Pacific Corp., Georgia-Pacific Group                            750,000     45,562
Georgia-Pacific Corp., Timber Group                                     650,000     14,747      1.20
International Paper Co.                                                 650,000     28,031       .56
Louisiana-Pacific Corp.                                               1,086,000     20,634       .41
Sonoco Products Co.                                                     800,000     27,750       .55
Union Camp Corp.                                                        650,000     34,897       .69


Metals: Nonferrous - 1.36%
Aluminum Co. of America                                                 975,000     68,616      1.36
                                                                                ----------- --------
                                                                                   434,440      8.63
                                                                                ----------- --------
CAPITAL EQUIPMENT
Aerospace & Military Technology - 0.83%
Boeing Co.                                                              850,000     41,597       .83


Data Processing & Reproduction - 0.89%
Computer Associates International, Inc.                                 262,500     13,880       .27
International Business Machines Corp.                                   300,000     31,369       .62


Electrical & Electronic - 1.60%
Nokia Corp., Class A (American Depositary Receipts)                     330,000     23,100       .46
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts)                                         500,000     18,656       .37
York International Corp.                                                975,000     38,573       .77


Electronic Components - 0.50%
AMP Inc.                                                                600,000     25,200       .50


Industrial Components - 1.55%
Dana Corp.                                                              400,000     19,000       .38
Genuine Parts Co.                                                     1,730,000     58,712      1.17


Machinery & Engineering- 1.08%
Caterpillar Inc.                                                        700,000     33,994       .67
Parker Hannifin Corp.                                                   450,000     20,644       .41
                                                                                ----------- --------
                                                                                   324,725      6.45
                                                                                ----------- --------
CONSUMER GOODS
Automobiles - 1.09%
Ford Motor Co.                                                        1,128,700     54,954      1.09


Beverages & Tobacco - 3.64%
Anheuser-Busch Companies, Inc.                                          400,000     17,600       .35
Imperial Tobacco Ltd.                                                 4,000,000     25,313       .50
Philip Morris Companies Inc.                                          1,200,000     54,375      1.08
RJR Nabisco Holdings Corp.                                            1,050,000     39,375       .78
UST Inc.                                                              1,275,000     47,095       .93


Food & Household Products - 0.84%
General Mills, Inc.                                                     350,000     25,069       .50
Sara Lee Corp.                                                          300,000     16,894       .34


Health & Personal Care - 3.37%
AB Astra, Class A (American Depositary Receipts)                      1,800,000     30,937       .61
Eli Lilly and Co.                                                       400,000     27,850       .55
Pfizer Inc                                                              200,000     14,912       .30
Schering-Plough Corp.                                                   550,000     34,169       .68
Warner-Lambert Co.                                                      500,000     62,000      1.23
                                                                                ----------- --------
                                                                                   450,543      8.94
                                                                                ----------- --------
SERVICES
Broadcasting & Publishing - 1.28%
Gannett Co., Inc.                                                       700,000     43,269       .86
Time Warner Inc.                                                        340,000     21,080       .42


Business & Public Services - 3.73%
Browning-Ferris Industries, Inc.                                      1,375,000     50,875      1.01
Cognizant Corp.                                                         650,000     28,966       .57
Columbia/HCA Healthcare Corp.                                           600,000     17,775       .35
Electronic Data Systems Corp.                                         1,350,000     59,316      1.18
Thorn PLC                                                             2,500,000      6,258
Thorn PLC (American Depositary Receipts)                              1,749,997     17,500       .46
Waste Management, Inc.                                                  296,803      8,162       .16


Merchandising - 1.52%
Circuit City Stores, Inc. - Circuit City Group                          590,000     20,982       .42
May Department Stores Co.                                               600,000     31,613       .63
Wal-Mart Stores, Inc.                                                   600,000     23,662       .47


Telecommunications - 2.50%
Ameritech Corp.                                                         900,000     72,450      1.44
AT&T Corp.                                                              500,000     30,625       .61
U S WEST Communications Group                                           500,000     22,563       .45


Transportation: Rail & Road - 1.40%
CSX Corp.                                                               500,000     27,000       .54
Norfolk Southern Corp.                                                  800,000     24,650       .49
Union Pacific Corp.                                                     300,000     18,731       .37
                                                                                ----------- --------
                                                                                   525,477     10.43
                                                                                ----------- --------
FINANCE
Banking - 3.79%
Bank of Tokyo-Mitsubishi, Ltd. (American Depositary Receipts)           850,000     11,953       .24
BankAmerica Corp.                                                       635,000     46,355       .92
First Chicago NBD Corp.                                                 300,000     25,050       .50
First Virginia Banks, Inc.                                              480,450     24,833       .49
Fleet Financial Group, Inc.                                             410,000     30,724       .61
J.P. Morgan & Co. Inc.                                                   80,000      9,030       .18
National City Corp.                                                     350,000     23,012       .46
Sakura Bank, Ltd. (American Depositary Receipts)                        300,000      8,400
Sakura Bank, Ltd.                                                     4,000,000     11,431       .39


Financial Services - 0.82%
Beneficial Corp.                                                        225,000     18,703       .37
Fannie Mae (formerly Federal National Mortgage Assn.)                   400,000     22,825       .45


Insurance - 4.29%
Allstate Corp.                                                          350,000     31,806       .63
American General Corp.                                                  610,690     33,015       .66
General Re Corp.                                                        335,000     71,020      1.41
Lincoln National Corp.                                                  300,000     23,438       .47
Royal & Sun Alliance Insurance Group PLC                              1,450,000     14,686       .29
St. Paul Companies, Inc.                                                510,000     41,852       .83
                                                                                ----------- --------
                                                                                   448,133      8.90
                                                                                ----------- --------
MISCELLANEOUS
Miscellaneous - 1.45%
Other common stocks in initial period of acquisition                                72,913      1.45
                                                                                ----------- --------
                                                                                    72,913      1.45
                                                                                ----------- --------
TOTAL COMMON STOCKS                                                              2,844,805     56.49
                                                                                ----------- --------
----------------------------------------------                        ---------  --------- ---------
                                                                      Shares or
                                                                      Principal
CONVERTIBLE SECURITIES AND PREFERRED STOCK                               Amount
----------------------------------------------                        ---------  --------- ---------
Banking - 0.10%
 NB Capital Corp., Series A, 8.35% noncumulative
 exchangeable preferred (1)                                               5,000      5,252       .10


Broadcasting & Publishing - 0.25%
Time Warner Inc. 0% 2013                                            $25,000,000     12,562       .25


Insurance - 0.22%
U S WEST, Inc., DECS convertible preferred shares
 (convertible into Enhance Financial Services Group
 common stock)                                                          216,700     11,160       .22


Multi-Industry - 0.19%
Swire Pacific Capital Ltd. 8.84% (1)                                    290,000      7,375
Swire Pacific Offshore Financing Ltd. 9.33% (1)                          80,000      2,010       .19
                                                                                ----------- --------
TOTAL CONVERTIBLE SECURITIES AND PREFERRED STOCK                                    38,359       .76
                                                                                ----------- --------
TOTAL EQUITY SECURITIES                                                          2,883,164     57.25
                                                                                ----------- --------

BONDS AND NOTES
----------------------------------------------                                   --------- ---------
Industrials - 4.14%
Comcast Cable Communications, Inc. 8.375% 2007                           $5,250      5,842       .12
Deere & Co. 8.95% 2019                                                    7,330      8,651       .17
Fort James Corp. 6.625% 2004                                              8,000      8,026       .16
Freeport McMoRan Copper & Gold Inc. 7.50% 2006                            5,000      4,303
Freeport McMoRan Copper & Gold Inc. 7.20% 2026                           12,500     12,317       .33
Hutchison Whampoa Finance Ltd., Series D, 6.988% 2037 (1)                10,000      9,531       .19
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                      12,025      8,757       .17
Inco Ltd. 9.875% 2019                                                     4,200      4,498
Inco Ltd. 9.60% 2022                                                      5,000      5,723       .20
May Department Stores Co. 9.875% 2021                                     6,500      7,358       .15
News America Holdings Inc. 10.125% 2012                                   2,000      2,322
News America Holdings Inc. 7.43% 2026                                    10,000     10,657       .26
Occidental Petroleum Corp. 8.50% 2004                                     2,500      2,577       .05
OXYMAR 7.50% 2016 (1)                                                     6,000      6,157       .12
Pan Pacific Industrial Investments PLC 0% 2007 (1)                       25,000      7,653       .15
Philips Electronics NV 7.20% 2026                                         7,500      7,988       .16
Reliance Industries Ltd. 10.25% 2097                                      5,000      5,067       .10
Royal Caribbean Cruises Ltd. 7.00% 2007                                  17,000     17,125       .34
Samsung Electronics Co., Ltd. 7.45% 2002 (1)                              3,000      2,520       .05
Tele-Communications, Inc. 9.80% 2012                                     10,000     12,432
Tele-Communications, Inc. 8.75% 2015                                      4,000      4,636
Tele-Communications, Inc. 8.75% 2023                                      3,000      3,182
Tele-Communications, Inc. 9.25% 2023                                      3,000      3,324       .47
Time Warner Inc., Pass-Through Asset Trust 1997-1,                       10,000      9,798
 6.10% 2001 (1,2)
Time Warner Inc. 9.125% 2013                                              5,000      5,954
Time Warner Inc. 7.25% 2017                                               7,500      7,636
Time Warner Inc. 6.85% 2026                                               4,825      4,938       .56
TKR Cable I, Inc. 10.50% 2007                                             4,000      4,509       .09
Waste Management, Inc. 7.10% 2026                                         5,000      5,171       .10
Wharf International Finance Ltd., Series A, 7.625% 2007                  11,500      9,883       .20
                                                                                ----------- --------
                                                                                   208,535      4.14
                                                                                ----------- --------
Electric Utilities - 0.34%
Big Rivers Electric Corp. 10.70% 2017                                     4,000      4,223       .08
Commonwealth Edison Co. 9.875% 2020                                      11,000     12,999       .26
                                                                                ----------- --------
                                                                                    17,222       .34
                                                                                ----------- --------
Transportation - 1.31%
Airplanes Pass Through Trust, pass-through
 certificates, Series 1, Class B, 7.08% 2019 (2,3)                        4,636      4,646
Airplanes Pass Through Trust, pass-through
 certificates, Series 1, Class C, 8.15% 2019 (2)                          7,500      7,901       .25
Continental Airlines, Inc., pass-through certificates,
 Series 1997-4C, 6.80% 2007 (2)                                           5,000      5,034
Continental Airlines, Inc., pass-through certificates,
 Series 1996-2B, 8.56% 2014 (2)                                           1,944      2,174
Continental Airlines, Inc., pass-through certificates,
 Series 1996-A, 6.94% 2015 (2)                                            9,804     10,085
Continental Airlines, Inc., pass-through certificates,
 Series 1997-4A, 6.90% 2018 (2)                                           2,500      2,562       .39
Delta Air Lines, Inc., pass-through certificates,
 Series 1992-A2, 9.20% 2014 (2)                                           1,500      1,779
Delta Air Lines, Inc., pass-through certificates,
 Series 1993-A2, 10.50% 2016 (2)                                          5,000      6,514       .16
United Air Lines, Inc. 10.67% 2004                                        5,000      5,993
United Air Lines, Inc., pass-through certificates,
 Series 1995-A1, 9.02% 2012 (2)                                           6,106      6,970
United Air Lines, Inc., pass-through certificates,
 Series 1995-A2, 9.56% 2018 (2)                                           4,000      4,988       .36
USAir, Inc., Class A, 6.76% 2008                                          7,127      7,321       .15
                                                                                ----------------------
                                                                                    65,967      1.31
                                                                                ----------- --------
Financial - 2.81%
Advanta National Bank 6.45% 2000                                          2,000      1,994       .04
Aetna Services, Inc. 6.97% 2036                                           2,000      2,064       .04
Bank of Nova Scotia Eurodollar Note 6.00% (undated) (3)                   4,000      3,500       .07
BankAmerica Capital III, BankAmerica Corp.,
 Series 3, 6.328% 2027 (3)                                               12,500     12,169
BankAmerica Corp. 8.95% 2004                                              1,900      1,984       .28
Barnett Capital I 8.06% 2026                                              4,000      4,260       .08
Beneficial Corp. 12.875% 2013                                             1,500      1,630       .03
BNP U.S. Funding LLC, Series A, 7.738% 2049 (1)                          12,500     12,623       .25
BTC Capital Trust I 6.656% 2026 (3)                                      12,500     12,294       .24
Canadian Imperial Bank of Commerce
 Eurodollar Note 5.688% (undated) (3)                                     1,600      1,412       .03
Capital One Bank 7.35% 2000                                              10,000     10,239
Capital One Bank 8.125% 2000                                              4,000      4,146
Capital One Bank 7.15% 2006                                               5,000      5,071       .39
Central Fidelity Capital Trust I, Central Fidelity Banks,
 Inc. 6.758% 2027 (3)                                                     7,500      7,611       .15
Chase Capital II, Global Floating Rate Capital Securities,
 Series B, 6.25% 2027 (3)                                                 7,950      7,612       .15
Den Norske CreditBank 6.125% (3)                                          3,000      2,490       .05
First Union Corp. 6.82%/7.57% 2026 (4)                                    4,500      4,671       .09
Fuji International Finance (Bermuda) Trust, The Fuji Bank,
 Ltd. 7.30% (undated)                                                     8,000      7,393       .15
General Motors Acceptance Corp. 9.625% 2001                               7,000      7,782       .16
MBNA Capital B 8.278% 2026                                                5,000      5,230       .10
Midland Bank Eurodollar Note 6.188% (undated) (3)                         4,000      3,417       .07
National Westminster Bank PLC 7.75% (undated)                             5,000      5,385       .11
Terra Nova Insurance (UK) Holdings PLC 10.75% 2005                        5,000      5,570       .11
Zurich Capital Trust 8.376% 2037 (1)                                     10,000     10,897       .22
                                                                                ----------- --------
                                                                                   141,444      2.81
                                                                                ----------- --------
Real Estate - 0.49%
ERP Operating LP 7.95% 2002                                               1,500      1,573       .03
Irvine Apartment Communities, LP 7.00% 2007                               5,000      5,001       .10
Irvine Co. 7.46% 2006 (1,5)                                               2,500      2,532       .05
Security Capital Industrial Trust 7.875% 2009                             5,000      5,365       .11
Shopping Center Associates 6.75% 2004 (1)                                 5,000      5,046       .10
SocGen Real Estate Co. LLC, Series A, 7.64% 2049 (1)                      5,000      5,124       .10
                                                                                ----------- --------
                                                                                    24,641       .49
                                                                                ----------- --------
Collateralized Mortgage/Asset-Backed
Obligations (2) -  2.87%
Asset-Backed Securities Investment Trust, Series 1997-D,
 6.79% 2003                                                              12,000     12,038       .24
Asset Securitization Corp., Series 1997-D5, Class A-1A,
 6.50% 2043                                                               4,904      4,937       .09
California Infrastructure and Economic Development Bank
 Special Purpose Trust PG&E-1,Series 1997-1, Class A-5,
 6.28% 2005                                                               8,931      8,979
California Infrastructure and Economic Development Bank
 Special Purpose Trust PG&E-1, Series 1997-1, Class A-8,
 6.48% 2009                                                               3,500      3,536       .25
Case Equipment Loan Trust, Series 1995-A, 7.30% 2002                      2,475      2,490       .05
Chase Manhattan Credit Card Master Trust,
 Series 1996-4, Class A, 6.73% 2003                                       7,000      7,070       .14
Collateralized Mortgage Obligation Trust, Series 28,
 Class Z, 8.45% 2017                                                     15,867     16,090       .32
DLJ Mortgage Acceptance Corp., Series 1997-CF1, Class A-1A,
 7.40% 2006 (1)                                                           2,899      3,022
DLJ Mortgage Acceptance Corp., Series 1995-CF2, Class A-1A,
 6.85% 2027 (1)                                                           6,000      6,110       .18
FIRSTPLUS Home Loan Owner Trust, Series 1996-4,
 Class A-3, 6.28% 2009                                                    5,000      4,990
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015                                                   12,500     12,681       .35
GMAC Commercial Mortgage Securities Inc., Series 1997-C1,
 Class A1, 6.83% 2003                                                     4,899      4,990       .10
Green Tree Financial Corp., Series 1995-A, Class NIM,
 7.25% 2005                                                               5,586      5,418
Green Tree Financial Corp., Series 1995-9, Class A-5,
 6.80% 2027                                                              10,000     10,119       .31
Grupo Financiero Banamex Accival, SA de CV
 0% 2002 (1)                                                              4,551      3,826       .08
IMC Home Equity Loan Trust, Series 1996-4,
 Class A-1, 6.59% 2011                                                      812        809
IMC Home Equity Loan Trust, Series 1996-2,
 Class A-2, 6.78% 2011                                                    6,400      6,389       .15
Jet Equipment Trust, Series 1995-B, Class B,
 7.83% 2015 (1)                                                           7,591      7,975
Jet Equipment Trust, Series 1995-A, Class B,
 8.64% 2015 (1)                                                           4,744      5,325       .25
Merrill Lynch Mortgage Investors, Inc., Series 1995-C2,
 Class A-1, 7.344% 2021 (3)                                               4,319      4,404       .09
J.P. Morgan Commercial Mortgage Finance Corp.,
 pass-through certificates, Series 1996-C3,
 Class A-1, 7.33% 2028                                                    4,766      4,955       .10
Structured Asset Securities Corp., pass-through certificates,
 Series 1996-CFL, Class A-1C, 5.944% 2028                                 8,364      8,318       .17
                                                                                ----------- --------
                                                                                   144,471      2.87
                                                                                ----------- --------
Governments (excluding U.S. Government) and
 Governmental Authorities - 0.15%
Canadian Government 4.25% 2026 (6)                                        8,191      5,485       .11
Poland (Republic of) Past Due Interest Bond Bearer 4.00%
 2014 (3)                                                                 2,250      1,949       .04
                                                                                ----------- --------
                                                                                     7,434       .15
                                                                                ----------- --------
Federal Agency Obligations - Mortgage Pass-Throughs (2) - 2.40%
Fannie Mae (formerly Federal National Mortgage Assn.):
 7.00% 2008                                                               3,812      3,883
 8.50% 2024                                                               8,470      8,843       .26
Freddie Mac (formerly Federal Home Loan Mortgage Corp.):
 8.50% 2008                                                                 211        223
 10.00% 2018                                                              7,118      7,778
 8.50% 2020                                                               6,938      7,318
 7.50% 2022                                                                 761        783
 7.50% 2024                                                               2,515      2,578       .37
Government National Mortgage Assn.:
 11.00% 2015                                                                 78         90
 9.50% 2018                                                                 122        132
 10.50% 2019                                                                 67         76
 6.875% 2022 (3)                                                          2,866      2,951
 7.00% 2023 (3)                                                           9,269      9,476
 8.00% 2023                                                               4,425      4,648
 8.00% 2024                                                               4,081      4,230
 7.50% 2026                                                              14,565     14,920
 8.00% 2026                                                              34,713     35,983
 8.00% 2027                                                              16,192     16,783      1.77
                                                                                ----------- --------
                                                                                   120,695      2.40
                                                                                ----------- --------
Federal Agency Obligations -  Other - 0.78%
Fannie Mae 8.71% 2005                                                    22,000     22,103       .44
FNSM Callable Principal STRIPS:
 0%/8.20% 2022 (4)                                                       10,000      9,439
 0%/8.25% 2022 (4)                                                        1,500      1,422       .21
Freddie Mac 6.945% 2005                                                   6,500      6,497       .13
                                                                                ----------- --------
                                                                                    39,461       .78
                                                                                ----------- --------
U.S. Treasury Obligations - 15.14%
5.625% January 1998                                                      30,000     29,991       .60
6.125% March 1998                                                        50,000     50,078       .99
6.25% July 1998                                                          50,000     50,179      1.00
6.875% July 1999                                                         25,000     25,445       .51
7.75% November 1999                                                      25,000     25,926       .51
7.125% February 2000                                                     80,000     82,313      1.63
8.875% May 2000                                                           8,000      8,562       .17
8.75% August 2000                                                         7,500      8,048       .16
14.25% February 2002                                                      2,000      2,618       .05
6.50% May 2002                                                           40,000     41,169       .82
3.625% July 2002 (6)                                                     40,358     40,168       .80
10.75% February 2003                                                      7,300      8,895       .18
10.75% May 2003                                                           5,000      6,137       .12
11.125% August 2003                                                       8,500     10,662       .21
11.875% November 2003                                                    15,000     19,512       .39
7.25% May 2004                                                           62,000     66,912      1.33
7.25% August 2004                                                        25,000     27,019       .54
6.50% May 2005                                                           30,000     31,275       .61
7.00% July 2006                                                          50,000     53,969      1.07
8.75% November 2008                                                      10,000     11,395       .23
10.375% November 2009                                                    15,000     18,755       .36
10.375% November 2012                                                    42,000     55,807      1.11
7.25% May 2016                                                           10,000     11,391       .23
7.50% November 2016                                                      30,000     35,016       .70
8.875% August 2017                                                       31,000     41,147       .82
                                                                                ----------- --------
                                                                                   762,389     15.14
----------------------------------------------                                  ----------- --------
TOTAL BONDS & NOTES                                                              1,532,259     30.43
                                                                                ----------- --------
----------------------------------------------                        ---------  --------- ---------
SHORT-TERM SECURITIES
----------------------------------------------                        ---------  --------- ---------
Corporate Short-Term Notes - 8.19%
A.I. Credit Corp. 5.51%-5.60% due 1/5-1/21/98                            47,200     47,094       .94
Ameritech Corp. 5.54%-5.68% due 1/22-1/27/98                             35,000     34,865       .69
Commercial Credit Co. 5.65%-5.85% due 1/23-2/2/98                        40,900     40,715       .81
Walt Disney Co. 5.48%-5.70% due 1/6-1/12/98                              20,800     20,766       .41
Gannett Co., Inc. 5.65% due 1/15-1/20/98 (1)                             58,500     58,322      1.16
General Electric Capital Corp. 5.60%-6.75%
 due 1/2-1/28/98                                                         19,600     19,527       .39
IBM Credit Corp. 5.50% due 1/26/98                                       22,500     22,407       .44
International Lease Finance Corp. 5.55%-5.65%
 due 1/20-1/27/98                                                        49,000     48,819       .97
Lucent Technologies Inc. 5.54%-5.82%
 due 1/6-2/17/98                                                         36,600     36,465       .72
Pitney Bowes Credit Corp. 5.60%-5.78% due 1/12-1/15/98                   35,000     34,928       .69
Procter & Gamble Co. 5.53%-5.75%
 due 1/16-2/6/98                                                         48,900     48,687       .97
                                                                                ----------- --------
                                                                                   412,595      8.19
                                                                                ----------- --------
Federal Agency Short-Term Obligations - 4.88%
Fannie Mae 5.42%-5.62% due 1/13-3/4/98                                   73,100     72,859      1.45
Federal Home Loan Banks 5.40%-5.66%
 due 1/7-2/10/98                                                         65,000     64,804      1.29
Freddie Mac 5.35%-5.76% due 1/30-3/13/98                                108,600    107,842      2.14
                                                                                ----------- --------
                                                                                   245,505      4.88
                                                                                ----------- --------
U.S. Treasury Short-Term Securities - 0.41%
U.S. Treasury bills 5.12% due 3/5/98                                     21,000     20,813       .41
                                                                                ----------- --------
TOTAL SHORT-TERM SECURITIES                                                        678,913     13.48
                                                                                ----------- --------
TOTAL INVESTMENT SECURITIES
 (cost: $4,299,726,000)                                                          5,094,336    101.16
Excess of payables over cash and receivables                                        58,487      1.16
                                                                                ----------- --------
NET ASSETS                                                                      $5,035,849  100.00%
                                                                                =========== ========

(1) Purchased in a private placement transaction;
 resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(3) Coupon rate changes periodically.
(4) Step bond; coupon rate will increase at a later date.
(5) Valued under procedures established by the Board of Directors.
(6) Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements

----------------------------------------------
Equity securities appearing in the
portfolio since June 30, 1997
----------------------------------------------
Anheuser-Busch Companies
Astra
Boeing
Dana
Florida Progress
Imperial Tobacco
May Department Stores
Millennium Chemicals
Murphy Oil
NB Capital
Norfolk Southern
Praxair
RJR Nabisco Holdings
Royal & Sun Alliance Insurance Group
Thorn


----------------------------------------------
Equity securities eliminated from the
portfolio since June 30, 1997
----------------------------------------------
American Home Products
CoreStates Financial
Echlin
Hewlett-Packard
Merck
Philips Electronics
SAFECO
Southwestern Public Service

American Balanced Fund
Financial Statements
--------------------------------------------     ----------      ----------
Statement of Assets and Liabilities                             (dollars in
at December 31, 1997                                             thousands)
--------------------------------------------     ----------      ----------
Assets:
Investment securities at market
 (cost: $4,299,726)                                              $5,094,336
Cash                                                                    658
Receivables for -
 Sales of investments                               $17,701
 Sales of fund's shares                               9,683
 Dividends and accrued interest                      29,617          57,001
                                                 ----------      ----------
                                                                  5,151,995
Liabilities:
Payables for -
 Purchases of investments                            61,990
 Repurchases of fund's shares                        51,891
 Management services                                  1,256
 Accrued expenses                                     1,009         116,146
                                                 ----------      ----------
Net Assets at December 31, 1997 -
 Equivalent to $15.68 per share on
 321,188,162 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--500,000,000 shares)                              $5,035,849
                                                             ==============

Statement of Operations
for the year ended December 31, 1997                            (dollars in
                                                                 thousands)
--------------------------------------------     ----------      ----------
Investment Income:
Income:
 Dividends                                         $ 68,203
 Interest                                           131,627       $ 199,830
                                                 ----------
Expenses:
 Management services fee                             13,618
 Distribution expenses                               11,437
 Transfer agent fee                                   2,842
 Reports to shareholders                                241
 Registration statement and prospectus                  489
 Postage, stationery and supplies                       440
 Directors' fees                                         83
 Auditing and legal fees                                 45
 Custodian fee                                          129
 Taxes other than federal
  income tax                                              2
 Other expenses                                          83          29,409
                                                 ----------      ----------
 Net investment income                                              170,421
                                                                 ----------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                   371,017
Net increase in unrealized appreciation on
 investments:
 Beginning of year                                  479,439
 End of year                                        794,613         315,174
                                                 ----------      ----------
 Net realized gain and increase in unrealized
  appreciation on investments                                       686,191
                                                                 ----------
Net Increase in Net Assets Resulting
 from Operations                                                   $856,612
                                                                 ==========



----------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                (dollars in      thousands)
                                                Year ended     December 31,
                                                       1997            1996
--------------------------------------------     ----------      ----------
Operations:
Net investment income                           $   170,421     $   141,171
Net realized gain on investments                    371,017         240,061
Net increase in unrealized appreciation
 on investments                                     315,174          63,299
                                                 ----------      ----------
 Net increase in net assets
  resulting from operations                         856,612         444,531
                                                 ----------      ----------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income               (161,568)       (135,064)
Distributions from net realized gain on
 investments                                       (386,924)       (214,394)
                                                 ----------      ----------
 Total dividends and distributions                 (548,492)       (349,458)
                                                 ----------      ----------

Capital Share Transactions:
Proceeds from shares sold: 78,721,605
 and 78,359,035 shares, respectively              1,234,939       1,133,395
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 33,541,362 and 22,959,812 shares,
 respectively                                       521,713         330,564
Cost of shares repurchased: 61,953,439
 and 45,858,362 shares, respectively               (970,176)       (665,292)
                                                 ----------      ----------

 Net increase in net assets resulting from
  capital share transactions                        786,476         798,667
                                                 ----------      ----------

Total Increase in Net Assets                      1,094,596         893,740

Net Assets:
Beginning of year                                 3,941,253       3,047,513
                                                 ----------      ----------
End of year (including undistributed
 net investment income: $25,214
 and $16,361, respectively)                      $5,035,849      $3,941,253
                                                 ==========      ==========



See Notes to Financial Statements


Notes to Financial Statements

1. American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $794,610,000, of which $853,598,000 related to appreciated securities and $58,988,000 related to depreciated securities. During the year ended December 31, 1997, the fund realized, on a tax basis, a net capital gain of $371,011,000 on securities transactions. Net losses related to non-U.S. currency transactions of $6,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $4,299,726,000 at December 31, 1997.

3. The fee of $13,618,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement, in effect through October 31, 1997, provided for monthly fees, accrued daily, based on an annual rate of 0.42% of the first $500 million of average net assets; 0.324% of such assets in excess of $500 million but not exceeding $1 billion; 0.30% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.282% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.27% of such assets in excess of $2.5 billion but not exceeding $4 billion; and 0.264% of such assets in excess of $4 billion. The Board of Directors approved an amended agreement effective November 1, 1997 reducing the fee to 0.262% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.255% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; and 0.25% of such assets in excess of $10.5 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1997, distribution expenses under the Plan were $11,437,000. As of December 31, 1997, accrued and unpaid distribution expenses were $735,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,842,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,659,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1997, aggregate amounts deferred and earnings thereon were $258,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of December 31, 1997, accumulated undistributed net realized gain on investments was $25,751,000 and additional paid-in capital was $3,869,089,000. The fund reclassified $12,000 from undistributed net realized gains to additional paid-in capital for the year ended December 31, 1997.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $1,971,793,000 and $1,705,932,000, respectively, during the year ended December 31, 1997.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $129,000 includes $63,000 that was paid by these credits rather than in cash.

  Net realized currency losses on dividends, interest and withholding taxes reclaimable, on a book basis, were $6,000 for the year ended December 31, 1997.

Per-Share Data and Ratios


                                                                Year  ended December      31
                                                     ------- ------- -------------- -------
                                                         1997    1996   1995    1994   1993
                                                 ----------- ------- -------------- -------
Net Asset Value, Beginning of Year                     14.55   14.15  12.00   12.57   12.28
                                                 --------- - ------- -------------- -------
 Income from Investment Operations:
  Net investment income                                 0.58    0.57   0.57    0.57    0.59
  Net realized gain and change in unrealized
   appreciation on investments                          2.41    1.24   2.61   (0.53)   0.76
                                                   --------- ------- -------------- -------
   Total income from
    investment operations                               2.99    1.81   3.18     .04    1.35
                                                   --------- ------- -------------- -------
 Less Distributions:
  Dividends from net investment
   income                                               (.56)   (.56)  (.56)   (.56)   (.60)
  Distributions from net realized
   gains                                               (1.30)   (.85)  (.47)   (.05)   (.46)
                                                   --------- ------- -------------- -------
   Total Distributions                                 (1.86)  (1.41) (1.03)   (.61)  (1.06)
                                                   --------- ------- -------------- -------
Net Asset Value, End of Year                          $15.68  $14.55 $14.15  $12.00  $12.57
                                                   ========= ======= ============== =======

Total Return (1)                                      21.04%   13.17% 27.13%    .34%  11.27%


Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                       $5,036  $3,941 $3,048  $2,082  $1,710
 Ratio of expenses to average
  net assets                                            .65%     .67%   .67%    .68%    .71%
 Ratio of net income to average
  net assets                                           3.74%    4.01%  4.38%   4.76%   4.74%
 Average commissions paid per share (2)                4.57c   5.78c  6.16c   6.25c   6.82c
 Portfolio turnover rate                              44.01%   43.85% 39.03%  32.05%  27.81%




(1)  Excludes maximum sales charge of 5.75%.

(2)  Brokerage commissions paid on portfolio
 transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

Independent Auditors' Report

To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "Fund"), including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 29, 1998

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                  Dividends and Distributions per Share


To Shareholders           Payment Date            From Net        From Net              From Net Realized
of Record                                         Investment      Realized Short-term Gains   Long-term Gains
                                                  Income

February 14, 1997         February 18, 1997       $0.14           $0.069                $ 0.081

May 23, 1997              May 27, 1997            0.14            -                     -

August 15, 1997           August 18, 1997         0.14            -                     -

December 17, 1997         December 18, 1997       0.14            0.104                 1.046*


* Includes $0.333 long-term capital gains taxed at a maximum rate of 28%. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 31% of the dividends paid by the fund from net investment income represents qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 17% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.